                                                                                                         EXHIBIT 24

                                                 POWER OF ATTORNEY

         Know all by these  presents,  that the undersigned  hereby  constitutes and appoints each of Michael Kagan and Karen S.  Castillo  (or any  successor  Chief  Executive  Officer or Corporate  Secretary  or their  designees)
signing singly, the undersigned's true and lawful attorney-in-fact to:

                  (1)      execute for and on behalf of the undersigned,  in the undersigned's capacity as an officer and/or director of Tropical  Sportswear Int'l  Corporation  (the  "Company"),  Forms 4
         and 5 in  accordance  with  Section  16(a) of the  Securities  Exchange Act of 1934 and the rules thereunder;

                  (2)      do and perform any and all acts for and on behalf of the undersigned  which may be necessary  or  desirable  to complete  and execute any such Form 4 or 5,  complete and execute any  amendment  or  amendments  thereto,  and  timely  file  such  form  with the  United  States
         Securities and Exchange Commission and any stock exchange or similar authority; and

                  (3)      take any other action of any type  whatsoever in connection  with the foregoing which,  in the opinion of such  attorney-in-fact,  may be of benefit to, in the best interest of, or legally  required by, the  undersigned,  it being  understood  that the documents  executed by such  attorney-in-fact  on behalf of the undersigned  pursuant to this Power of Attorney shall be in such form and shall  contain such terms and  conditions as such  attorney-in-fact  may approve in such attorney-in-fact's discretion.

         The  undersigned  hereby grants to each such  attorney-in-fact  full power and authority to do and perform any and every act and thing  whatsoever  requisite,  necessary,  or proper to be done in the exercise of any of the rights and powers  herein  granted,  as fully to all intents and purposes as the  undersigned  might or could do if personally  present,  with full power of substitution or revocation,  hereby ratifying and confirming all that such attorney-in-fact,  or such attorney-in-fact's  substitute or substitutes,  shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned  acknowledges  that the foregoing  attorneys-in-fact,  in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company  assuming,  any of the  undersigned's  responsibilities  to comply with Section 16 of the Securities
Exchange Act of 1934.

         This Power of Attorney shall remain in full force and effect until the  undersigned is no longer  required to file Forms 4 and 5 with respect to the  undersigned's  holdings of and transactions in securities  issued by the
Company,   unless  earlier   revoked  by  the   undersigned  in  a  signed  writing   delivered  to  the  foregoing
attorneys-in-fact.

         IN WITNESS  WHEREOF,  the undersigned has caused this Power of Attorney to be executed as of this 10th day of November, 2003.

                                            /s/ Frank A. Maccarrone
                                            _____________________________________
                                            Signature

                                            Frank A. Maccarrone
                                            _____________________________________
                                            Print Name